ISO
               AMERICAN FINANCIAL GROUP, INC. ("AFG")

                       STOCK OPTION AGREEMENT


     Subject and pursuant to the provisions of the AFG Stock Option Plan (the "Plan"), _____________(the "Optionee") is hereby granted the option (the "Option') to purchase _______________ (___) fully paid and non-assessable shares of AFG Common Stock, upon and subject to the following terms and conditions:

     1.   Effective Date of Grant: ________________

     2.   Option Price:            $_______________

     3. Duration of Option: Expires on _______________ or sooner. Please see the enclosed Plan for further explanation.

     4. Option Type: ISO (which term as used herein shall mean an option intended to be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     5.   Vesting:  20% per year as follows:

                    ____     on    __________________
                    ____     on    __________________
                    ____     on    __________________
                    ____     on    __________________
                    ____     on    __________________


          See Section 5(d)(iii) of the Plan for further vesting information.

     6. Exercise of Option. Optionee must send to AFG's Corporate Secretary (a) written notice specifying the number of shares for which the option is exercised and (b) payment of the option price plus applicable withholding taxes, if necessary. Among other payment methods, you may pay for option shares with certain shares of AFG common stock which you already own. See Section 5(d)(iv) of the Plan for further explanation.

     7. Termination of Employment. See Section 5(d)(v) of the Plan for further explanation.

     Please read the enclosed Plan for a full explanation of the conditions and terms of this stock option grant.

     Optionee acknowledges receipt of a copy of the Plan dated 5/28/98. Optionee hereby agrees to accept this ISO agreement as a brief description of terms and conditions of the Plan and also agrees to accept as final and conclusive all determinations, interpretations and constructions made by the Committee pursuant to the Plan and the Option.

                                  AMERICAN FINANCIAL GROUP, INC.


                                  By:_________________________________________
                                      James C. Kennedy, Vice President, Deputy
                                      General Counsel & Secretary



                                     _________________________________________
                                               Optionee

                                                              NON-ISO
               AMERICAN FINANCIAL GROUP, INC. ("AFG")

                       STOCK OPTION AGREEMENT


     Subject and pursuant to the provisions of the AFG Stock Option Plan (the "Plan"), ____________________(the "Optionee") is hereby granted the option (the "Option') to purchase _______________ (_______) fully paid and non-assessable shares of AFG Common Stock, upon and subject to the following terms and conditions:

     1.   Effective Date of Grant: ___________________

     2.   Option Price:            $__________________

     3. Duration of Option: Expires on ______________ or sooner. Please see the enclosed Plan for further explanation.

     4. Option Type: NON-ISO (which term as used herein shall mean an option not intended to be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     5.   Vesting:  20% per year as follows:

                    ____     on    __________________
                    ____     on    __________________
                    ____     on    __________________
                    ____     on    __________________
                    ____     on    __________________

     See Section 5(d)(iii) of the Plan for further vesting information.

     6. Exercise of Option. Optionee must send to AFG's Corporate Secretary (a) written notice specifying the number of shares for which the option is exercised and (b) payment of the option price plus applicable withholding taxes. Among other payment methods, you may pay for option shares with certain shares of AFG common stock which you already own. See Section 5(d)(iv) of the Plan for further explanation.

     7.   Transferability.   Non-transferable except as explained  in
Section 8 of the Plan.

     8. Termination of Employment. See Section 5(d)(v) of the Plan for further explanation.

     Please read the enclosed Plan for a full explanation of the conditions and terms of this stock option grant.

     Optionee acknowledges receipt of a copy of the Plan dated 5/28/98. Optionee hereby agrees to accept this NON-ISO agreement as a brief description of terms and conditions of the Plan and also agrees to accept as final and conclusive all determinations, interpretations and constructions made by the Committee pursuant to the Plan and the Option.

                                  AMERICAN FINANCIAL GROUP, INC.


                                  By:_________________________________________
                                      James C. Kennedy, Vice President, Deputy
                                      General Counsel & Secretary



                                     _________________________________________
                                               Optionee

                                                     OUTSIDE DIRECTOR
                                                              NON-ISO
               AMERICAN FINANCIAL GROUP, INC. ("AFG")

                       STOCK OPTION AGREEMENT



     Subject and pursuant to the provisions of the AFG Stock Option Plan (the "Plan"), _____________________ (the "Optionee") is hereby granted the option (the "Option') to purchase __________________ (_______) fully paid and non-assessable shares of AFG Common Stock, upon and subject to the following terms and conditions:

     1.   Effective Date of Grant: _____________

     2.   Option Price:            $____________

     3. Duration of Option: Expires on _______________ or sooner. Please see the enclosed Plan for further explanation.

     4. Option Type: NON-ISO (which term as used herein shall mean an option not intended to be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     5.   Vesting:  100% vested on date of grant.

     6. Exercise of Option. Optionee must send to AFG's Corporate Secretary (a) written notice specifying the number of shares for which the option is exercised and (b) payment of the option price plus applicable withholding taxes. Among other payment methods, you may pay for option shares with certain shares of AFG common stock which you already own. See Section 6(b)(vi) of the Plan for further explanation.

     7.   Transferability.   Non-transferable except as explained  in
Section 8 of the Plan.

     8. Termination of Employment. See Section 6(b)(vii) of the Plan for further explanation.

     Please read the enclosed Plan for a full explanation of the conditions and terms of this stock option grant.

     Optionee acknowledges receipt of a copy of the Plan dated 5/28/98. Optionee hereby agrees to accept this NON-ISO agreement as a brief description of terms and conditions of the Plan and also agrees to accept as final and conclusive all determinations, interpretations and constructions made by the Committee pursuant to the Plan and the Option.



                                  AMERICAN FINANCIAL GROUP, INC.


                                  By:_________________________________________
                                      James C. Kennedy, Vice President, Deputy
                                      General Counsel & Secretary



                                     _________________________________________
                                               Optionee